UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2017

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +1 (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 29, 2017, NeoPhotonics Corporation (the “Company”) entered into an Twelfth Amendment to Credit Agreement (the “Amendment”) to that certain Revolving Credit and Term Loan Agreement (the “Credit Agreement”), dated as of March 21, 2013, with Comerica Bank, as Administrative Agent and Lead Arranger (the “Agent”), and the lenders from time to time party thereto. The Amendment made the following changes to the Credit Agreement:

•                  modified the maturity date of the revolving credit line under the Credit Agreement to August 31, 2017;

•                  provided that for the fiscal quarter ended June 30, 2017, the Company shall be deemed to have complied with an existing covenant to meet certain EBITDA levels if the Company demonstrates to the Agent’s satisfaction that it generated a loss (calculated as negative Adjusted EBITDA) not to exceed 175% of Projected EBITDA as determined based on a financial forecast provided to the Agent in June 2017;

•                  provided that the aggregate principal indebtedness owing to Comerica Bank shall not at any time exceed $20,000,000;

•                  allowed for aggregate principal debt of the Company’s Chinese-registered and Hong-Kong-registered subsidiaries of up to $17,000,000 in U.S. dollar equivalents; and

•                  allowed for aggregate principal debt incurred in favor of East West Bank by two of the Company’s Chinese subsidiaries of up to $5,000,000 in U.S. dollar equivalents.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Lease, which is attached as Exhibit 10.1 hereto and incorporated herein by reference in its entirety.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Twelfth Amendment dated June 29, 2017 to Revolving Credit and Term Loan Agreement, dated March 21, 2013, by and between NeoPhotonics Corporation and Comerica Bank, as Agent and sole Lender.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2017	NEOPHOTONICS CORPORATION

	By:	/s/ Sandra A. Waechter
Sandra A. Waechter
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Twelfth Amendment dated June 29, 2017 to Revolving Credit and Term Loan Agreement, dated March 21, 2013, by and between NeoPhotonics Corporation and Comerica Bank, as Agent and sole Lender.